Exhibit 10.3

Notice of Assignment

H&P INTERNATIONAL HOLDINGS LIMITED

Date:	10/21/2024

MINGZHU LOGISTICS HOLDINGS LIMITED

SHENZHEN YANGANG MINGZHU FREIGHT INDUSTRIES CO., LTD

Dear Sirs,

RE: SOFTWARE PURCHASE AGREEMENT DATED OCTOBER 21, 2024

We refer to the following documents:

(i)	Software purchase agreement dated October 21, 2024 (“Agreement”) entered into between H&P INTERNATIONAL HOLDINGS LIMITED (Registration No. ) (“Assignor”), Shenzhen Yangang Mingzhu Freight Industries Co., Ltd (Registration No. ) and Mingzhu Logistics Holdings Limited (Registration No. 6); and

(ii)	Deed of Assignment dated October 21, 2024 (“Deed”) entered into between Assignor and the persons named in Schedule 1 of the Deed (the “Assignees”).

The aforementioned documents are appended hereto for your reference. Unless otherwise defined herein, capitalised terms used in this notice shall have the same meanings given to them in the Agreement and the Deed.

We write to notify that, pursuant to the Deed, we have assigned, transferred and conveyed our right and entitlement to receive the Consideration Shares in favour of the Assignees.

Accordingly, we hereby authorise and instruct you to allot and issue the Consideration Shares directly to the Assignees. The number of Consideration Shares to be allotted and issued to each of the Assignees are as specified against each of the Assignees’ names in Schedule 1 of the Deed. Upon your issuance of the Consideration Shares to the Assignees, we agree and acknowledge that your payment obligation in respect of the Purchase Consideration under the Agreement shall be fully satisfied and discharged.

Yours faithfully,

For and on behalf of
H&P International Holdings Limited

/s/ H&P International Holdings Limited
Name:
Designation:

ACCEPTANCE

We, MINGZHU LOGISTICS HOLDINGS LIMITED (Registration No. OC-330886), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by
For and on behalf of
MINGZHU LOGISTICS HOLDINGS LIMITED

/s/ MINGZHU LOGISTICS HOLDINGS LIMITED
Name:
Designation:

Date: October 21, 2024

We, SHENZHEN YANGANG MINGZHU FREIGHT INDUSTRIES CO., LTD (Registration No.                                           ), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by
For and on behalf of
SHENZHEN YANGANG MINGZHU FREIGHT INDUSTRIES CO., LTD

/s/ SHENZHEN YANGANG MINGZHU FREIGHT INDUSTRIES CO., LTD
Name:
Designation:

Date: October 21, 2024